united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

               Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

                225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

                Eric Kane, Ultimus Fund Solutions, LLC.

               4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/22

Item 1. Reports to Stockholders.

December 31, 2022

The Altegris Mutual Funds

A SERIES OF NORTHERN LIGHTS FUND TRUST

Annual Report

Altegris/AACA Opportunistic Real Estate Fund

Advised by:

Altegris Advisors, LLC

1200 Prospect, Suite 400

La Jolla, CA 92037

877.524.9441 | WWW.ALTEGRIS.COM

ALTEGRIS/AACA Opportunistic Real Estate Fund

January 1, 2021 – December 31, 2022

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Opportunistic Real Estate Fund’s (“Fund”) Class A (at NAV), Class C, Class I, and Class N shares delivered returns over the 12 months ended 12/31/2022 of -40.19%, -40.66%, -40.06%, and -40.20%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return (TR) Index and S&P 500 Total Return (TR) Index returned -25.17% and - 18.11%, respectively. The Fund’s net assets under management totaled approximately $225 million as of December 31, 2022.

Figure 1: Altegris/AACA Opportunistic Real Estate Fund Performance Review
January 1, 2022 – December 31, 2022
	1-Year	Since Inc.*	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Class A (NAV)	-40.19%	7.43%	-3.08%	-12.93%	-19.04%	-12.45%
Class A (max load)**	-43.62%	6.90%	-8.67%	-17.93%	-23.69%	-17.47%
Class C (NAV)	-40.66%	-16.78%	-3.29%	-13.15%	-19.16%	-12.60%
Class I (NAV)	-40.06%	7.62%	-3.05%	-12.87%	-19.01%	-12.38%
Class N (NAV)	-40.20%	7.43%	-3.08%	-12.98%	-19.02%	-12.44%
Dow Jones US Real Estate TR Index	-25.17%	7.25%	4.44%	-10.41%	-14.46%	-6.50%
S&P 500 TR Index	-18.11%	11.65%	7.56%	-4.88%	-16.10%	-4.60%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized. The inception date of Class C shares was 12/1/2020.

**	Class A’s maximum sales charge (load) is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.17% for Class A, 2.92% for Class C, 1.91% for Class I, and 2.17% for Class N. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund as described in the Fund Summary until at least October 31, 2023, to ensure that total Annual Fund operating expenses after fee waiver and/or expense reimbursement will not exceed 1.80%, 2.55%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively.

It is important to note that the Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which AACA managed, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. Since its inception on February 1, 2011, the Predecessor Fund was managed by AACA in the same style and pursuant to substantially identical real estate long-short strategies, investment goals, and guidelines as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

The performance quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership) and is net of applicable management fees, performance fees, and other actual expenses of the Predecessor Fund. From its inception on February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage, and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that apply to certain classes of Fund shares, which would have reduced returns.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. A Fund’s performance, especially for very short periods, should not be the sole factor in making investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441.

Effective September 8, 2016, the fund changed its name to the Altegris/AACA Opportunistic Real Estate Fund to align with the fund’s investment objectives more closely. The principal investment strategies and risks have not changed.

Fund Overview

The Altegris/AACA Opportunistic Real Estate Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in “A” quality locations and believes that ownership of high-quality real estate creates the potential for durable inflation-hedged income over time. 1 From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures like an index, the Fund is heavily over-weighted in segments that share these four characteristics:

■	Oligopoly or duopoly real estate structure

■	High barriers to entry for new owners/developers

■	High barriers to exit for tenants

■	Secular demand drivers underlying the user side of the business

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another. In addition, AACA has found that properties with these characteristics command higher occupancy rates and better rents, which helps create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

Fund Performance

The Fund returned -40.19% during 2022, underperforming the Dow Jones US Real Estate Total Return Index’s (DJUSRET) return of -25.17% and the Morningstar Real Estate Category return of -25.67%. The Fund gave back much of its 2020 relative gains to DJUSRE during 2021 and 2022, despite maintaining its strategy of owning what we believe are long-term secular opportunities in oligopolistic real estate without “chasing cheap” or buying companies that had significant COVID-19 sell-offs. These companies subsequently rallied the most in the 2021 rebound. As a side note, we never “chase cheap” and have high conviction in our strategy’s long-term ability to generate returns above the benchmark and Morningstar category.

Performance Drivers

The primary drivers of performance in 2022 were domestic data centers, lab space, and (short) retail positions. Conversely, the most significant detractors were communications infrastructure, industrial, and international data centers positions.

[1]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods and is not based on any nationally recognized rating entity or real estate value standards.

Figure 2: Performance Attribution by Segment | January 1, 2022 – December 31, 2022

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees and an expense for Class A. Past performance is not indicative of future results.

The Fund’s top five attributors this year were: FTAI Aviation, IQHQ, Switch, FTAI Infrastructure, and Vornado (short).

■	FTAI Aviation, Ltd (“FTAI”) | Infrastructure: FTAI Aviation provides an array of aviation products, including aircraft leasing, engine (CFM56) leasing, engine repair, and used serviceable material. FTAI recently split into aviation and infrastructure companies and elected C-Corp status, which we believe will enhance shareholder value. In addition, due to carbon regulations, airlines will have to replace, update, or repair engines, creating built-in demand for a core FTAI business segment. In contrast, the infrastructure segment will continue to see tailwinds from strong energy demand.

■	IQHQ, Inc. | Lab Space: IQHQ operates premier life science real estate, and it is rapidly expanding in 3 major markets: San Francisco, San Diego, and Boston. With the growing demand for life science assets and vaccine research, we have strong confidence in the company’s trajectory.

■	Switch, Inc. (“SWCH”) | Domestic Data Centers: SWCH owns and develops purpose-built high-tech data centers that boast more than 500 issued and pending patents on their data center designs which hold the highest reliability ratings in the industry. We consider the SWCH management team to be among the best globally. SWCH has been acquired by Digital Bridge (DBRG).

■	Fortress Transportation & Infrastructure Investors LLC (“FTAI”) | Infrastructure: FTAI owns infrastructure assets in the energy, intermodal, and rail sectors. They have three large-scale infrastructure projects - each unique with tremendous earnings potential. FTAI recently split into aviation and infrastructure companies and elected C-Corp status. We believe this restructuring will enhance shareholder value. Due to carbon regulations, airlines will have to replace, update, or repair engines, creating built-in demand for a core FTAI business segment. In addition, the infrastructure segment will continue to see tailwinds from strong energy demand.

■	Vornado (Short) | Office: VNO is a REIT that primarily invests in office buildings and street retail in Manhattan with approximately 20 million rentable square feet. Like our other office sector investments, we believe that the work-from-home trend will continue to affect office and retail space in New York City negatively.

This year, the portfolio’s top five detractors were WeWork, Digital Bridge, Caesars, GDS, and Drive Shack.

■	WeWork, Inc. (“WE”) | Office: WE is a provider of shared working spaces (coworking), including physical and virtual shared spaces. Its portfolio spans 762 locations and 887K desks across six continents, headquartered in New York City. WE has recently transformed management, and we are excited about the company’s direction. But unfortunately, shares have gotten caught up in the negative sentiment on Softbank, unicorns in general, and office use if we hit a meaningful uptick in unemployment. We think a recession would add to demand.

■	Digital Bridge Group, Inc. (“DBRG”) | Communications Infrastructure: DBRG is a digital infrastructure investment firm built from the remnants of a REIT. For lack of a better comparison, they aim to be the ‘Blackstone for digital,’ which we think is a good idea. In addition, they recently bought Switch, Inc. in their investment management business with institutional capital. With that said, DBRG’s performance is puzzling to us. From personal interactions and interactions with other management teams at conferences, I know firsthand that DBRG CEO Marc Ganzi is deeply and widely respected by peers and colleagues. We suspect the company is somewhat of an orphan without an investor base. Further, it is not a REIT, and the “Blackstone for Digital” story has not taken hold yet. Notwithstanding this, we expect that, given their excellent management and asset-light, institutionally-funded model, their future returns on assets will exceed the REIT cohort.

■	Caesars Entertainment (“CZR”) | Gaming: CZR is a large regional gaming company that merged with Eldorado Resorts to create the largest and most diverse portfolio of gaming destinations across the U.S. The new entity boasts more than 50 resorts managed by Eldorado’s premier management team. Additionally, we believe the next frontier in gaming will be sports betting and iGaming, and CZR is in the pole position to capture a disproportionate share of this market. CZR is, in our opinion, perhaps the most underpriced company we own.

■	GDS Holdings, Ltd. (“GDS”) | Data Centers: GDS is a developer and operator of data centers in the People’s Republic of China (PRC). GDS operates as a private carrier and is cloud-neutral, enabling its customers to connect to all PRC’s telecommunications carriers and access several of the PRC’s cloud service providers, whom it hosts in its facilities. Despite the compelling digital revolution in China and Southeast Asia, we have since sold our entire position in CD and the entire Chinese data center sector, concluding that the international policy risk is too high for our tolerance.

■	DriveShack, Inc. (“DS”) | Golf: DS invests in and manages various golf properties, including traditional courses, driving venues, and putting/entertainment properties. In a surprise announcement in December 2022, management announced a delisting from the NYSE. Due to our illiquid position and 40 Act restraints, we were forced to sell our entire position. Fortunately, at the time of sale, DS represented a very small (~75bps) position in the portfolio. However, we are nonetheless disappointed in the lack of communication from the management team. The stock will trade OTC, and we will continue monitoring it.

Portfolio Review

In 2022, the Federal Reserve raised interest rates at the fastest pace since Paul Volker’s term in the early 1980s, creating an ‘inverse cap rate compression.’ Typically, higher-quality sectors with scarcer supply and more secular demand sell at lower cap rates than sectors with less growth and demand and more supply. This is almost economics 101. For example, a portfolio of cell towers historically sells at a lower cap rate than a portfolio of dollar stores to reflect the disparity in NOI growth. This relationship is also observable in stock prices, as growth companies typically have higher multiples than value companies. However, this relationship broke when the recent cycle began in March 2022. Lower cap rate assets (cell towers and industrial, for instance) generally saw their cap rates increase by a greater amount than the increase in triple net lease and open-air retail cap rates, essentially a cap-rate curve flattening. So, lower-quality portfolios performed better than higher-quality portfolios in 2022. The flattening cap-rate environment also reflects competition from bonds from an asset allocation perspective. When the

U.S. 2-year Treasury Note yields 4.3%, it becomes a hurdle against which other yields are measured. We believe this trend will reverse in 2023 as inflation continues to recede and the Fed eases off the gas pedal.

Our investment approach primarily involves meeting with company management, touring assets, and gathering and analyzing other granular data. This approach was practical until November 2021, when macroeconomic uncertainty and the Fed’s ‘bull-in-a-china-shop’ approach to rate hikes became the dominant factors in market pricing. Increasingly, REITs are being priced like equities. Historically REIT correlation to equities and fixed income is typically 0.6 and 0.2, respectively. In 2022, REITs’ equity and fixed income correlations were 0.9 and 0.6, respectively.2 . We believe a recession is inevitable, but the real questions are when it will happen and how severe it will be. In my experience, stocks and REITs usually rally in anticipation of a Fed pivot and lower rates.

Thinking about 12-18 months forward, we view these as the most important market drivers:

■	Macro: We think a recession is near, so we wait for the magnitude of government reaction.

○	What impact does this have on our outlook? The recent aggressive tightening cycle has driven cap rates from 4.6% on December 31, 2021, to 5.9% on December 31, 2022. We believe the ‘once the dust settles’ cap rate level is about 5%, which implies that REITs are currently at least 17% underpriced. [3]

○	In an alternative scenario where both CPI and rates remain elevated (like in the 1970s), rent growth may also increase, as it has tracked CPI closely in the past and helps real estate weather the effects of inflation. Higher CPI and rents may equate to higher NOI growth, drive higher forward-looking return expectations, and cause property values to hold or appreciate. For example, US REITs returned 76% during the two calendar years following the 1974 oil embargo, despite inflation running between 6-9%.[4]

■	Home Mortgage. Post-pandemic housing price increases combined with the more recent Fed hiking cycle have combined to deal home price affordability a crushing one-two punch. The 30-year mortgage hit 6.7% as of 12/31/22. The (perhaps intended) spillover effect of these rate hikes will likely be a massive slowdown in new home sales and resales continuing into 2023. The housing business generally makes up 15-18% of US GDP, and there are likely layoffs and downsizing happening now. In addition, the 7% mortgage locks people into their existing homes, as homeowners cannot replace their homes at today’s rates. We believe home price affordability will limit the great migration to renters and retirees not needing mortgages and have positioned accordingly.

■	Inflation. Current data indicated that most of the components of CPI are falling. Some of these components, like rents, are particularly lagging. Spot market rents (call a landlord and ask) are rolling over and are now running at ~3% and lead the Fed’s calculation by about 8 months. As these data points filter in, the CPI number should decline. Longer term, there are global issues of trade and energy that suggest the benefits to inflation of globalization may turn from tailwind to headwind.

■	Private vs Public Real Estate Performance. As of the most recent print available, NCREIF reports a YTD performance of 9.35% (as of 9/30/2022), and Blackstone’s BREIT reported a return of 4.06% (as of 11/30/2022). Private real estate marks are difficult to make sense of when public real estate is down ~-25% YTD. Private real estate returns require appraisals and have committees that take a measured approach to the process. As a result, valuations are not as subject to market liquidity. Markdowns of private real estate would reduce the valuation gap between public and private real estate, but we do not think this is all that likely. The public/private discount story resonates loudly.

■	Migration. In our opinion, the US is undergoing one of the largest, if not the largest internal migration in history. In unprecedented numbers, the uncoupling of the workforce from the workplace has created a secular shift in our country, which we believe will continue indefinitely. While migration is not a new phenomenon, its scope and breadth over the last two years have exceeded expectations. For example, Californians moving to Texas increased by 19% in 2020 compared to 2019, according to a CBRE study. Nearly one-hundred thousand people migrated to Austin, TX, alone over 2019-2020, and experts predict another 182k over the 2021-2023 period. Taken together, this represents about 12.3% growth in aggregate or 3% per year, which is four times as fast as the national average of 0.8%. Additionally, almost all

[2]	Source: Bloomberg

[3]	See our recent white paper Exploring REITs Valuation – Is it Time to Buy for more detail on our forecasting process.

[4]	US REIT performance is FTSE NAREIT All Equity REITs Total Return Index.

are highly paid white-collar or engineering/software types. I have never seen anything like this in my 40-year career. During the massive build of strip casinos 20 years ago, Las Vegas experienced a similar influx of lower-paid workers. We believe the demographics of the current migration will drive several knock-on effects due to the higher-paid nature of those involved.

Portfolio Positioning & Themes

We believe the best opportunity lies in short-duration leases in full assets with a structural possibility to capture top-line rental growth ‘equal-to-or-better-than’ inflation. Amongst that backdrop, we believe those assets with modest-to-low levels of on-site labor (limiting labor and potential energy spikes) in their operating model should produce robust NOI/FFO growth and outpace inflation. Core sectors include Single Family Rental (8.5% of the portfolio), Multi-Family Rental (4.9%), Self-Storage (7.1%), Manufactured Home Communities (7.1%), and Industrial/Specialized Ag (22.2%). In this section, we will dive deeper into sectors to share our thought process.

■	Industrial. The industrial business has morphed since covid in some meaningful ways: Covid promoted e-commerce, infill land has become scarcer, retailers have rationalized their footprints and closed marginal locations, the supply chain broke, and industrial companies have begun focusing on warehouse space near the consumer. This has collectively led to very strong demand for industrial and limited supply, particularly in port-centric, coastal infill markets. Green Street Associates, a well-respected research shop dedicated to REITs, predicts rent growth nationally at 9.7% per year for the next five years. This national number includes non-coastal markets like Chicago, Phoenix, and Orlando, which have much lower barriers to entry, so this number is probably understated slightly.

■	Lab Space. Demand for wet lab space, already strong before COVID, has been off the charts since COVID. There is a heightened demand driver from big pharma and life science for research and a concerted national effort to ‘re-shore’ certain functions that had been offshored during the prior 30 years. Occupancy runs 95-99% in the three core markets of San Diego, South San Francisco, and Cambridge, and rents are predicted to grow 9% annually until at least 2025.[5] The Fund’s largest lab space holding is IQHQ, Inc., a private company. We purchased this security in November 2019 at $15 per share and have seen the company expand from about 1 million square feet of development to a portfolio of 10 million feet today. More recently, IQHQ raised capital at a valuation of $28 per share, and we marked our position accordingly. The Fund’s other lab space position, Alexandra Real Estate Equities, Inc. (ARE), finished the quarter trading at a 30% discount to NAV. Based on the expected 2023 FFO of $8.95, the forward-looking price to FFO multiple was 16.7x.[6] Comparing this to the 17.9x forward-looking multiple based on the 2018 average share price, for instance, one could view the current price as 35% more earnings (FFO) for ~14% less cost (price to FFO multiple). We continue to like this space.

■	Gaming. The portfolio’s gaming net exposure totaled 9.3% at quarter end, comprised of operators Ceasars Entertainment (CZR) and MGM Resorts International (MGM), and gaming REIT VICI Properties (VICI). We think leisure travel and group business will provide ongoing tailwinds for CZR and MGM, both of which have insurance against potential future downturns in their robust and growing iGaming and Online Sports Betting (OSB) businesses, in our opinion. CZR and MGM derive 100% and 85% of their revenues from the U.S., respectively, and we believe that CZR and MGM will benefit as more states legalize iGaming and OSB. These tailwinds, combined with the return of in-person M.I.C.E. (meetings, incentives, conventions, and expos), should create long-term growth visibility for Las Vegas.

Valuation

■	The portfolio’s growth forecast is still multiples of the asset class at large. The Fund has an underlying 2023 funds from operations (FFO) growth rate of 7.51%.[7] In comparison, the RE sector has a growth rate of 2.90%.[8,9]

[5]	Source: Green Street Advisors

[6]	Source: S&P Global

[7]	FFO Growth rate represents an AACA estimate using S&P Global data

[8]	Real Estate Sector Growth rate represented by the S&P Equity REIT Index

[9]	According to S&P Global

■	The portfolio’s valuation is very near that of the asset class at large. Aggregate Fund FFO is 16.1x 2023 FFO, while the MSCI US REIT Index trades at 16.6x 2023 FFO.[10,11]

■	The portfolio is less levered than the aggregate leverage in the asset class. The S&P Equity REIT index carries an underlying leverage ratio of about 42.28%, while the Fund’s leverage ratio is 23.92%.[12,13]

Put simply, the Fund’s investments have significantly higher growth forecasts (per S&P Global) with about half the risk (or leverage, per S&P Global) while selling for a similar valuation (price/FFO multiple valuation). Current valuations seem unusually de-coupled from long-term prospects as global turmoil related to war, inflation, energy prices, and Fed rate hikes add uncertainty. Many stocks’ prices appear to have discounted a recession as well.

Outlook

We believe the portfolio is positioned in secular real estate growth opportunities that offer exposure to high-quality, same- store net operating income growth, resulting in potentially higher asset value cash flow and dividends. We have no exposure to sectors that, in our opinion, face significant structural headwinds, such as the retail sector. Further, we do not have exposure to other sectors with long-duration leases with an inability to capture inflation, which we believe would fare worse in the Fed tightening cycle. We believe these sectors depend on raising capital and buying new assets as their primary means of increasing earnings. These types of business plans typically underperform in rising-rate environments.

Many REITs have adjusted in price; more than 80% of the S&P REIT Index names traded at a discount to NAV on 12/31/2022. The average REIT traded at an 18% discount to NAV at year-end.

Our focus is on ownership of companies that own real estate where the tenant is denied choice. This is most prevalent when some subset (or all) of these characteristics is in place:

1)	the sub-sector of real estate is a monopoly, duopoly, or oligopoly;

2)	there are high barriers to entry for new competitors;

3)	there are high barriers to tenants leaving/exiting buildings; and

4)	the basic underlying economics of the tenant’s business is healthy.

We have found that when these four characteristics are present, companies in that space can potentially generate consistently higher same-store net operating income growth over long periods. Typically, sectors and companies that exhibit these characteristics comprise 65% to 80% of the portfolio.

Sincerely,

Burland East, CFA
Chief Executive Officer
Sub-Adviser Portfolio Manager
American Assets Capital Advisers (AACA)

[10]	Fund FFO is an AACA estimate using S&P Global data

[11]	S&P Global REIT Index FFO sourced from S&P Global

[12]	S&P Equity REIT Index sourced from S&P Global

[13]	Fund leverage is an AACA estimate using data from S&P Global

INDEX DEFINITIONS

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991, with a base value of 100.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested daily, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex- date. Special cash dividends trigger a price adjustment in the price return index.

MSCI US REIT Index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid, and small cap segments of the USA market. With 129 constituents, it represents about 99% of the US REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status.

S&P Equity REIT Index. The S&P U.S. Equity All REIT Index is designed to measure the performance of all U.S.-domiciled equity real estate investment trusts (REITs) that own and manage income-producing real estate. These may include offices, residential buildings, industrial properties, healthcare-related properties, shopping centers, hotels/resorts, commercial forests, data centers, cell towers, other infrastructure properties, and properties with diversified ownership across two or more properties. Mortgage REITs are excluded.

GLOSSARY

Alpha. Alpha measures the non-systematic return, which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value-added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from a price increase.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a price decline. If a short position increases in price, covering the short position at a higher price may result in a loss.

5216-NLD-02142023

Altegris/AACA Opportunistic Real Estate Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2022

The Fund’s performance figures* for the periods ended December 31, 2022, compared to its benchmarks:

	Annualized
				Since Inception	Fund Inception
	One Year	Five Year	Ten Year	February 1, 2011	December 1, 2020
Altegris/AACA Opportunistic Real Estate Fund - Class A **	(40.19)%	(0.16)%	6.46%	7.43%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class A with load *****	(43.62)%	(1.34)%	5.83%	6.90%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class C **	(40.66)%	N/A	N/A	N/A	(16.78)%
Altegris/AACA Opportunistic Real Estate Fund - Class I **	(40.06)%	0.09%	6.69%	7.62%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class N **	(40.20)%	(0.15)%	6.47%	7.43%	N/A
S&P 500 Total Return Index ****	(18.11)%	9.42%	12.56%	11.65%	3.87%
Dow Jones US Real Estate Total Return Index *****	(25.17)%	4.04%	6.65%	7.25%	2.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated May 1, 2022, are 2.17%, 2.92%, 1.92%, and 2.17% for Class A, Class C, Class I, and Class N shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524- 9441.

**	The prior annual returns and performance track record that follows the Fund inception for Class A, N and I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P., which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code of 1986, as amended (“Code”), which if they had been applicable, might have adversely affected its performance.

***	Class A with load total return is calculated using the maximum sales charge of 5.75%.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

*****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $1,000,000 Investment | December 31, 2012– December 31, 2022

Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry as of December 31, 2022	% of Net Assets
Residential REIT	20.5%
Industrial REIT	18.5%
Infrastructure REIT	14.3%
Health Care REIT	11.8%
Data Center REIT	7.9%
Self-Storage REIT	7.1%
Leisure Facilities & Services	6.7%
Office REIT	5.0%
Telecommunications	4.2%
Other Industries	18.8%
Other Assets less Liabilities - Net	(9.6)%
Securities Sold Short	(5.2)%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 114.1%
	ASSET MANAGEMENT - 2.1%
1,560,439	FTAI Infrastructure, LLC	$4,603,295

	DATA CENTER REIT - 7.9%
66,984	Digital Realty Trust, Inc.	6,716,486
16,815	Equinix, Inc.	11,014,329
		17,730,815
	FOOD - 1.2%
1,085,216	Cadiz, Inc.(a)	2,713,040

	GAMING REIT - 2.6%
176,452	VICI Properties, Inc.	5,717,045

	HEALTH CARE REIT - 11.8%
111,892	Healthpeak Properties, Inc.	2,805,132
890,864	IQHQ Private Investment, Inc. 144A(a),(b),(c),(d)	23,584,912
		26,390,044
	INDUSTRIAL REIT - 18.5%
51,289	Innovative Industrial Properties, Inc.	5,198,140
138,031	Prologis, Inc.	15,560,235
254,219	Rexford Industrial Realty, Inc.	13,890,526
118,264	Terreno Realty Corporation	6,725,674
		41,374,575
	INFRASTRUCTURE REIT - 14.3%
58,645	American Tower Corporation	12,424,530
73,878	Crown Castle, Inc.	10,020,812
34,381	SBA Communications Corporation, A	9,637,338
		32,082,680
	INTERNET MEDIA & SERVICES - 2.4%
62,642	Airbnb, Inc., CLASS A(a)	5,355,891

	LEISURE FACILITIES & SERVICES - 6.7%
179,466	Caesars Entertainment, Inc.(a)	7,465,786
226,991	MGM Resorts International	7,611,008
		15,076,794

See accompanying notes to financial statements.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 114.1% (Continued)
	OFFICE REIT - 5.0%
76,477	Alexandria Real Estate Equities, Inc.	$11,140,405

	REAL ESTATE OWNERS & DEVELOPERS - 2.1%
3,280,619	WeWork, Inc.(a)	4,691,285

	RESIDENTIAL REIT - 20.5%
339,360	American Homes 4 Rent, Class A	10,228,311
22,535	AvalonBay Communities, Inc.	3,639,853
21,741	Camden Property Trust	2,432,383
69,574	Equity LifeStyle Properties, Inc.	4,494,480
301,668	Invitation Homes, Inc.	8,941,440
15,389	Mid-America Apartment Communities, Inc.	2,415,919
79,480	Sun Communities, Inc.	11,365,640
62,356	UDR, Inc.	2,415,048
		45,933,074
	SELF-STORAGE REIT - 7.1%
30,911	Extra Space Storage, Inc.	4,549,481
68,774	Life Storage, Inc.	6,774,239
126,187	National Storage Affiliates Trust	4,557,874
		15,881,594
	SPECIALTY FINANCE - 3.9%
502,559	FTAI Aviation Ltd.	8,603,810

	SPECIALTY REIT - 3.8%
531,456	NewLake Capital Partners, Inc.	8,513,925

	TELECOMMUNICATIONS - 4.2%
896,908	DigitalBridge Group, Inc.	9,812,174

	TOTAL COMMON STOCKS (Cost $317,617,878)	255,620,446

See accompanying notes to financial statements.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

		Coupon Rate
Shares		(%)	Maturity	Fair Value
	PREFERRED STOCKS — 0.7% (Continued)
	SPECIALTY FINANCE — 0.2%
20,000	FTAI Aviation Ltd.	8.0000	Perpetual	$383,000

	TELECOMMUNICATIONS — 0.5%
19,918	DigitalBridge Group, Inc.	7.1250	Perpetual	373,861
25,000	DigitalBridge Group, Inc. - Series I	7.1500	Perpetual	469,000
13,735	DigitalBridge Group, Inc. - Series H	7.1250	Perpetual	259,590
				1,102,451
	TOTAL PREFERRED STOCKS (Cost $1,719,964)			1,485,451

	TOTAL INVESTMENTS - 114.8% (Cost $319,337,842)			$257,105,897
	LIABILITIES IN EXCESS OF OTHER ASSETS - (14.8)%			(33,161,990)
	NET ASSETS - 100.0%			$223,943,907

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022 the total market value of 144A securities is 23,584,912 or 10.5% of net assets.

(c)	Illiquid security. The total fair value of these securities as of December 31, 2022 was $23,584,912, representing 10.40% of net assets.

(d)	Fair Value was determined using significant unobservable inputs.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — (5.2)%
	INSURANCE - (2.3)%
(260,971)	Radian Group, Inc.	$(4,976,717)

	MULTI ASSET CLASS REIT - (1.0)%
(110,405)	Vornado Realty Trust	(2,297,528)

	OFFICE REIT - (1.9)%
(447,917)	Empire State Realty Trust, Inc., Class A	(3,018,961)
(38,127)	SL Green Realty Corporation	(1,285,642)
		(4,304,603)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $12,146,323)	$(11,578,848)

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Assets and Liabilities
December 31, 2022

Altegris/AACA
Opportunistic Real
Estate Fund
ASSETS
Investment in securities, at cost	$319,337,842
Investment in securities, at value	$257,105,897
Cash and cash equivalents	5,620,989
Receivable for securities sold	5,188,599
Receivable for Fund shares sold	231,008
Dividends and interest receivable	1,452,106
Prepaid expenses and other assets	56,802
TOTAL ASSETS	269,655,401

LIABILITIES
Securities sold short, at value (proceeds $12,146,323)	11,578,848
Due to custodian	32,630,812
Payable for Fund shares redeemed	1,023,840
Investment advisory fees payable	225,390
Dividends payable on securities sold short	94,628
Payable to Related Parties	30,311
Distribution fees (12b-1) payable	5,287
Accrued expenses and other liabilities	122,378
TOTAL LIABILITIES	45,711,494
NET ASSETS	$223,943,907

Net Assets Consist Of:
Paid-in capital	$342,882,138
Accumulated Loss	(118,938,231)
NET ASSETS	$223,943,907

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$4,682,582
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	411,439
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$11.38
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$12.07

Class C Shares:
Net Assets	$205,993
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	18,402
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$11.19

Class I Shares:
Net Assets	$203,502,387
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	17,659,019
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$11.52

Class N Shares:
Net Assets	$15,552,945
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,365,052
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$11.39

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchases with reinvested dividends and/or distributions).

(b)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME
Dividends (Tax Withholding $9,811)	$8,749,484
TOTAL INVESTMENT INCOME	8,749,484

EXPENSES
Investment advisory fees	5,716,184
Interest expense	1,752,614
Short sale dividend expense	1,022,970
Distribution (12b-1) fees:
Class A	35,096
Class N	67,340
Class C	1,521
Third party administrative services fees	323,065
Administrative services fees	314,683
Registration fees	140,636
Transfer agent fees	95,201
Custodian fees	54,043
Accounting services fees	45,112
Printing	34,518
Professional fees	41,001
Audit fees	28,178
Trustees fees and expenses	13,890
Legal fees	6,121
Insurance expense	10,757
Other expenses	17,066
TOTAL EXPENSES	9,719,996

Less: Fees waived by the Advisor	(44,986)
NET EXPENSES	9,675,010

NET INVESTMENT INCOME	(925,526)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS AND SECURITIES
SOLD SHORT
Net realized gain/(loss) from:
Investments	(66,939,866)
Written options	231,866
Securities sold short	10,104,113
(56,603,887)
Net change in unrealized depreciation from:
Investments	(183,773,227)
Securities sold short	(2,812,133)
(186,585,360)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT	(243,189,247)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(244,114,773)

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2022	2021
FROM OPERATIONS
Net investment income/(loss)	$(925,526)	$(3,214,131)
Net realized gain/(loss) from investments, options written and securities sold short	(56,603,887)	96,476,857
Net change in unrealized depreciation on investments, options written and securities sold short	(186,585,360)	(41,057,985)
Net increase/(decrease) in net assets resulting from operations	(244,114,773)	52,204,741

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(402,670)	(3,040,217)
Class C	(13,507)	(9,677)
Class I	(15,573,916)	(74,625,994)
Class N	(1,233,573)	(4,683,251)
Net decrease in net assets from distributions to shareholders	(17,223,666)	(82,359,139)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold:
Class A	3,771,258	12,248,021
Class C	221,710	110,118
Class I	127,649,973	182,550,451
Class N	4,327,833	14,691,533
Net asset value of shares issued in reinvestment of distributions:
Class A	345,184	2,837,321
Class C	13,507	9,677
Class I	10,996,664	56,769,993
Class N	1,218,028	4,574,220
Payments for shares redeemed:
Class A	(16,473,376)	(13,671,450)
Class C	(24,601)	(28,397)
Class I	(319,465,581)	(109,239,984)
Class N	(13,891,232)	(15,857,886)
Redemption fee proceeds:
Class A	13	310
Class C	—	—
Class I	4,141	2,264
Class N	492	3,075
Net increase/(decrease) in net assets from capital share transactions	(201,305,987)	134,999,266

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(462,644,426)	104,844,868

NET ASSETS
Beginning of Year	686,588,333	581,743,465
End of Year	$223,943,907	$686,588,333

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2022	2021
CAPITAL SHARE ACTIVITY
Class A
Shares Sold	227,565	548,881
Shares Reinvested	28,155	149,964
Shares Redeemed	(1,080,435)	(625,098)
Net increase/(decrease) in shares outstanding	(824,715)	73,747

Class C
Shares Sold	14,920	4,932
Shares Reinvested	1,120	516
Shares Redeemed	(1,791)	(1,296)
Net increase in shares outstanding	14,249	4,152

Class I
Shares Sold	8,486,957	8,106,581
Shares Reinvested	886,113	2,973,808
Shares Redeemed	(21,891,390)	(4,998,285)
Net increase/decrease in shares outstanding	(12,518,320)	6,082,104

Class N
Shares Sold	274,816	664,208
Shares Reinvested	99,269	241,511
Shares Redeemed	(968,303)	(703,455)
Net increase/(decrease) in shares outstanding	(594,218)	202,264

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2022		2021		2020	2019	2018
Net asset value, beginning of year	$20.40		$21.43		$17.97	$12.57	$16.02
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.08)		(0.16)		0.00	0.09	0.04
Net realized and unrealized gain/(loss) on investments	(8.05)		1.79		5.04	5.68	(2.98)
Total income/(loss) from investment operations	(8.13)		1.63		5.04	5.77	(2.94)
Less distributions from:
Net investment income	—		—		(0.09)	(0.06)	—
Net realized gains	(0.89)		(2.66)		(1.49)	(0.31)	(0.51)
Total distributions	(0.89)		(2.66)		(1.58)	(0.37)	(0.51)
Redemption fees collected (2)	0.00		0.00		0.00	0.00	0.00
Net asset value, end of year	$11.38		$20.40		$21.43	$17.97	$12.57
Total return (3,4)	(40.19)%		8.58%		28.16%	46.00%	(18.40)%
Net assets, at end of year (000s)	$4,683		$25,215		$24,905	$15,191	$16,066
Ratios/Supplemental Data:
Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (6,8)	2.44%		2.17%		2.23%	2.30%	2.97%
Expenses, after waiver and reimbursement (6,8)	2.43	% (5)	2.17	% (5)	2.22%	2.30%	3.04%
Ratio of net investment income to average net assets (7)	(0.48)%		(0.72)%		0.01%	0.55%	0.26%
Portfolio Turnover Rate	42%		63%		61%	36%	36%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Ratios to average net assets (excluding securities sold short and interest expense):

Expenses, before waiver and reimbursement	1.81%	1.80%	1.81%	1.78%	1.67%
Expenses, after waiver and reimbursement	1.80%	1.80%	1.80%	1.78%	1.73%

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period

	Class C
	Year Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,
	2022		2021		2020 *
Net asset value, beginning of year/period	$20.24		$21.43		$21.56
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.11)		(0.25)		0.00	(2)
Net realized and unrealized gain on investments	(8.05)		1.72		1.40
Total income from investment operations	(8.16)		1.47		1.40
Less distributions from:
Net investment income	—		—		(0.04)
Net realized gains	(0.89)		(2.66)		(1.49)
Total distributions	(0.89)		(2.66)		(1.53)
Redemption fees collected (2)	0.00		0.00		0.00
Net asset value, end of year/period	$11.19		$20.24		$21.43
Total return (3,5)	(40.66)%		7.83%		6.61	% (4)
Net assets, at end of year/period (000s)	$206		$84		$0	(6)
Ratios/Supplemental Data:
Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (7,8,11)	3.19%		2.92%		2.98	% (10)
Expenses, after waiver and reimbursement (7,8,11)	3.18	% (7)	2.92	% (7)	2.97	% (10)
Ratio of net investment income to average net assets (9)	(0.77)%		(1.14)%		0.19	% (10)
Portfolio Turnover Rate	42%		63%		61	% (4)

*	Class C commenced operations on December 1, 2020

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Amount less than 1,000.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Annualized.

(11)	Ratios to average net assets (excluding securities sold short and interest expense):

Expenses, before waiver and reimbursement	2.56%	2.55%	2.56%
Expenses, after waiver and reimbursement	2.55%	2.55%	2.55%

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of year	$20.59		$21.55		$18.08	$12.64	$16.05
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.03)		(0.10)		0.05	0.14	0.09
Net realized and unrealized gain/(loss) on investments	(8.15)		1.80		5.06	5.70	(2.99)
Total income/(loss) from investment operations	(8.18)		1.70		5.11	5.84	(2.90)
Less distributions from:
Net investment income	—		—		(0.15)	(0.09)	—
Net realized gains	(0.89)		(2.66)		(1.49)	(0.31)	(0.51)
Total distributions	(0.89)		(2.66)		(1.64)	(0.40)	(0.51)
Redemption fees collected (2)	0.00		0.00		0.00	0.00	0.00
Net asset value, end of year	$11.52		$20.59		$21.55	$18.08	$12.64
Total return (3,4)	(40.06)%		8.86%		28.45%	46.34%	(18.11)%
Net assets, at end of year (000s)	$203,502		$621,281		$519,163	$329,530	$225,944
Ratios/Supplemental Data:
Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (6,8)	2.19%		1.92%		1.99%	2.02%	2.73%
Expenses, after waiver and reimbursement (6,8)	2.18	% (5)	1.92	% (5)	1.97%	2.02%	2.79%
Ratio of net investment income to average net assets (7)	(0.19)%		(0.45)%		0.24%	0.83%	0.57%
Portfolio Turnover Rate	42%		63%		61%	36%	36%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Ratios to average net assets (excluding securities sold short and interest expense):

Expenses, before waiver and reimbursement	1.56%	1.56%	1.56%	1.54%	1.42%
Expenses, after waiver and reimbursement	1.55%	1.55%	1.55%	1.54%	1.48%

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of year	$20.42		$21.44		$17.97	$12.57	$16.01
Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.06)		(0.15)		(0.01)	0.09	0.04
Net realized and unrealized gain/(loss) on investments	(8.08)		1.79		5.04	5.68	(2.97)
Total income/(loss) from investment operations	(8.14)		1.64		5.03	5.77	(2.93)
Less distributions from:
Net investment income	—		—		(0.08)	(0.06)	—
Net realized gains	(0.89)		(2.66)		(1.49)	(0.31)	(0.51)
Total distributions	(0.89)		(2.66)		(1.57)	(0.37)	(0.51)
Redemption fees collected (2)	0.00		0.00		0.01	0.00	0.00
Net asset value, end of year	$11.39		$20.42		$21.44	$17.97	$12.57
Total return (3,4)	(40.20)%		8.62%		28.18%	46.01%	(18.34)%
Net assets, at end of year (000s)	$15,553		$40,008		$37,676	$30,155	$16,245
Ratios/Supplemental Data:
Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (6,8)	2.47%		2.17%		2.23%	2.17%	2.97%
Expenses, after waiver and reimbursement (6,8)	2.45	% (5)	2.17	% (5)	2.22%	2.17%	3.02%
Ratio of net investment income/(loss) to average net assets (7)	(0.41)%		(0.69)%		(0.04)%	0.56%	0.25%
Portfolio Turnover Rate	42%		63%		61%	36%	36%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Ratios to average net assets (excluding securities sold short and interest expense):

Expenses, before waiver and reimbursement	1.81%	1.80%	1.81%	1.79%	1.67%
Expenses, after waiver and reimbursement	1.80%	1.80%	1.80%	1.79%	1.72%

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2022

1.	ORGANIZATION

Altegris/AACA Opportunistic Real Estate Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 9, 2014 and seeks to provide total return through long term capital appreciation and current income by investing in both long and short, in equity securities of real estate and real estate related companies.

The Fund offers Class A, Class C, Class I, and Class N shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase; however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares commenced operations on December 1, 2020 and are offered at their NAV without an initial sales charge and are subject to 12b-1. Class N shares are offered at their NAV without an initial sales charge and are subject to 12b-1. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Due to custodian liabilities shown on the Statement of Assets and Liabilities are carried at cost and approximate fair value as of December 31, 2022 using level 2 inputs. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost (which approximates fair value). Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective NAVs as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the level of inputs used as of December 31, 2022, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$232,035,534	$—	$23,584,912	$255,620,446
Preferred Stock	1,485,451	—	—	1,485,451
Total Assets	$233,520,985	$—	$23,584,912	$257,105,897

Liabilities*	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock	$11,578,848	$—	$—	$11,578,848
Total Liabilities	$11,578,848	$—	$—	$11,578,848

*	Refer to the Schedule of Investments for classifications.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

IQHQ
Beginning Balance	$16,492,031
Total realized gain/(loss)	—
Change in Unrealized Appreciation/(Depreciation)	7,092,881
Cost of Purchases	—
Proceeds from Sales	—
Proceeds from Principal	—
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$23,584,912

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investment that is categorized within Level 3 of the fair value hierarchy as of December 31, 2022

					Impact to
	Fair Value at				valuation from
	December 31,			Unobservable Input	an increase in
Assets (at fair value)	2022	Valuation Technique	Unobservable Inputs	Value	input*
			Growth Factor *	0.0337%	Increase
IQHQ	$23,584,912	Adjustment to reported investment NAV	Valuation Factor *	0.0000%	Increase
			Commitment Capital*	-0.0030%	Increase

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2019 through December 31, 2021 or expected to be taken in the Fund’s December 31, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and any foreign jurisdiction where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities, the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for the Fund from sales of investments, other than short-term investments, for the year ended December 31, 2022 were as follows:

		Purchases Sold
Purchases	Sales	Short	Sales Sold Short
$211,249,557	$476,801,690	$58,605,464	$50,107,577

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund may be exposed to market risk on derivative contracts if the Fund is not able to readily dispose of its holdings when they choose and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in the Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund may invest in financial instruments and enter into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to the risk that the exchange rate of the Fund’s currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index or actively traded fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities. The Fund may purchase ETFs to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

instrument at a specified price on or before a specified date. The Fund may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. As of the year ended December 31, 2022, the Fund had realized gains of $231,866 on options written subject to equity risk.

As of December 31, 2022, the amounts of realized and changes in gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, LLC, serves as the Fund’s investment advisor (“the Advisor”). Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Advisor has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, which is subject to review and approval by the Board. In general, the Advisor’s duties include setting the Fund’s overall investment strategies and asset allocation as well as hiring and supervising sub-advisors. The Advisor allocates portions of the Fund’s portfolio to be managed by American Assets Capital Advisors, LLC (“AACA”) as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on its average daily net assets at an annual rate of 1.30%. Pursuant to the investment advisory agreement, the Advisor earned $5,716,814 for the year ended December 31, 2022.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain percentages with respect to the Fund (the “Expense Limitations”). Pursuant to the Expense Limitations, the Fund’s Operating Expenses will not exceed 1.80%, 2.55%, 1.55%, and 1.80% through October 31, 2023 of the daily average net assets attributable to each of the Class A, Class C, Class I, and Class N shares, respectively. For the year ended December 31, 2022, the Advisor waived $44,986 of advisory fees.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

December 2023	48,888
December 2024	3,774
December 2025	44,986

The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% for Class A and Class N and 1.00% for Class C of the average daily net assets attributable to each Class, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2022, pursuant to the Plan, Class A, Class C and Class N shares paid the amounts of $35,096, $1,521 and $67,340, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I, and Class N shares. During the year ended December 31, 2022, for Class A and Class C shares, the Distributor received $21,622 and $1,961 in underwriting commissions for sales of the Fund, of which $3,122 and $0 were retained by the principal underwriter for the Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. UFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for fewer than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended December 31, 2022, Class A, Class C, Class I, and Class N assessed redemption fees in the following amounts:

Class A	$13
Class C	—
Class I	4,141
Class N	491

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
Cost for Federal	Unrealized	Unrealized	Appreciation/
Tax Purposes	Appreciation	Depreciation	(Depreciation)
$302,233,757	$17,363,031	$(74,069,739)	$(56,706,708)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Ordinary Income	$—	$9,104,912
Long-Term Capital Gain	17,223,666	73,254,227
Return of Capital	—	—
	$17,223,666	$82,359,139

As of December 31, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(33,561,054)	$(28,670,469)	$—	$(56,706,708)	$(118,938,231)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships and C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $33,561,054.

At December 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$28,670,469	$—	$28,670,469	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, distributions in excess, adjustments for prior year tax returns, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2022 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$(2,635,513)	$2,635,513

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, National Financial Services, LLC was the record owner of 35.16% of the Fund’s outstanding shares. National Financial Services, LLC may be the beneficial owner of some or all the shares or may hold the shares for the benefit of others. As a result, National Financial Services, LLC may be deemed to control the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

10.	FEDERAL TAX INFORMATION (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund hereby designates $17,223,666 (or the maximum amount allowable) as being from net long-term capital gains.

By early 2023, shareholders should receive their Form 1099-DIV from the Fund. For your specific situation, shareholders are recommended to consult a professional tax advisor.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Northern Lights Fund Trust and shareholders of Altegris/AACA Opportunistic Real Estate Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Altegris/AACA Opportunistic Real Estate Fund, one of the funds constituting the Northern Lights Fund Trust (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 28, 2023

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris/AACA Opportunistic Real Estate Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2022 and ended December 31, 2022.

Actual Expenses

The “Actual Expenses” table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	7/1/2022	12/31/2022	7/1/2022-12/31/2022
Class A	1.80%	$1,000.00	$843.80	$8.37
Class C	2.55%	$1,000.00	$840.00	$11.83
Class I	1.55%	$1,000.00	$844.70	$7.21
Class N	1.80%	$1,000.00	$843.40	$8.36

		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/2022	12/31/2022	7/1/2022-12/31/2022
Class A	1.80%	$1,000.00	$1,016.13	$9.15
Class C	2.55%	$1,000.00	$1,012.35	$12.93
Class I	1.55%	$1,000.00	$1,017.39	$7.88
Class N	1.80%	$1,000.00	$1,016.13	$9.15

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

Altegris Advisors, LLC - Adviser to AACA Altegris Opportunistic Real Estate Fund (“Altegris Opportunistic”) and Altegris Futures Evolution Strategy Fund (“Altegris Futures Evolution”)*

In connection with the regular meeting held on December 14-15, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris” or the “Adviser”) and the Trust, with respect to Altegris Opportunistic and Altegris Futures Evolution (collectively the “Altegris Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that Altegris was founded in 2002 and specialized in identifying, evaluating and monitoring alternative strategies and managers for the purpose of offering these strategies to financial professionals and individuals. They also noted that Altegris managed approximately $500 million in assets. The Board remarked positively on the educational and professional backgrounds of the firm’s key personnel. They discussed the Adviser’s supervision of the sub-adviser, AACA and oversight in managing each Altegris Fund’s compliance with its respective investment limitations. They noted that, with respect to Altegris Opportunistic, the Adviser delegated selection of broker dealers for trade execution to AACA, while also performing best execution analysis. The Board concluded that the Adviser should continue to provide a high level of quality service to the Altegris Funds for the benefit of each Fund’s shareholders.

Performance.

Altegris Futures Evolution. The Board discussed the Fund’s investment objective and investment strategy. The Board noted that the Fund outperformed its benchmark index over all periods presented in the report. They considered the Adviser’s rationale for the Fund’s underperformance of the peer group over the one-year, three-year and five-year and the category median over the three-year and five- year periods. The Board agreed that the Adviser was managing the Fund consistent with the Fund’s investment strategy.

Altegris Opportunistic. The Board considered the Fund’s investment objective and principal investment strategy. They noted that the Fund outperformed its peer group, category and benchmark index over the since inception period. The Board recognized that the Fund substantially underperformed over the last year, resulting in the Fund underperforming all metrics over the one-year, three-year and five-year periods. They considered the Adviser’s assertion that one contributor to the underperformance was speculation related to Chinese stocks and its impact on the Fund’s positions. The Board considered the Adviser’s observations on the sub-adviser’s long term track record, including the sub-adviser’s performance prior to the launch of the Fund. They determined that the strategy had delivered reasonable long term returns to shareholders.

Fees and Expenses.

Altegris Futures Evolution. The Board reviewed the Fund’s advisory fee of 1.15% (with breakpoints at various levels) and considered the fee relative to the peer group and category medians and averages. They acknowledged that Altegris’ maximum advisory fee was higher than the Fund’s peer group median and average, but lower than the category average and in-line with the category median. They recognized the Adviser’s assertion that the Fund’s advisory fee was reasonable based on the strategy and structure of the Fund and substantial time and resources in the process of managing the Fund. The Board concluded that the Fund’s advisory fee was not unreasonable.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

Altegris Opportunistic. The Board noted the Fund’s advisory fee of 1.30%. They observed that the Fund’s advisory fee was higher than all metrics provided in the report. They acknowledged the short component of the Fund’s strategy as a differentiator from its peers. They noted that the Fund’s net expense ratio was higher than all of the metrics included in the report but would not exceed the limits provided by the Adviser in the expense limitation agreement. The Board discussed the Adviser’s assertion that the Fund’s fee was reasonable given the nature of its strategy and the cost of the sub-adviser. The Board concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale.

Altegris Futures Evolution. The Board considered whether economies of scale would be realized by the Adviser in connection with the advisory services provided to the Fund. They noted the advisory fee breakpoints. The Board confirmed that the breakpoints remained appropriate.

Altegris Opportunistic. The Board considered whether economies of scale had been realized in connection with Altegris’ advisory services. They discussed the Adviser’s assertion that breakpoints could be appropriate as the Fund’s assets increase noting the sub-adviser fee currently did not include breakpoints. The Board concluded that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time.

Profitability. The Board reviewed the profitability analysis provided by the Adviser, with respect to each Altegris Fund. They commented that the Adviser had realized a profit in connection with its services provided to each Altegris Fund. They considered the Adviser’s profits in light of the services provided to each Altegris Fund and concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from Altegris as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of the Advisory Agreement was in the best interests of Altegris Funds and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Altegris Funds.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

American Assets Capital Advisers, LLC – Sub-Adviser to Altegris/AACA Opportunistic Real Estate Fund

In connection with the regular meeting held on December 14-15, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisors, LLC (the “Adviser”) and American Assets Capital Advisers, LLC (“AACA” or the “Sub-Adviser”), with respect to the Altegris/AACA Opportunistic Real Estate Fund (the “Fund’). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub -Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that AACA was founded in 2014 and specialized in creating and managing strategies consisting of global real estate securities including REITs, real estate operating companies, lodging, gaming, housing, land development, real estate services, and finance for investors through separately managed accounts and mutual funds. They discussed the Sub-Adviser’s process for broker dealer selection based on best execution, including trade commissions and technology interfaces. They recognized that there were no material compliance or litigation issues reported since the last renewal of the advisory agreement. The Board noted that the Adviser recommended the retention of the Sub-Adviser, and they concluded that AACA would continue to provide high quality services to the Fund, the Adviser and Fund shareholders.

Performance. The Board considered the Fund’s investment objective and strategy. The Board noted that the Fund outperformed its peer group, Morningstar category and benchmark during the since inception period. They considered the Fund’s recent negative returns. The Board agreed that the Fund’s outperformance since inception indicated that the Sub-Adviser should continue to provide positive performance to the Fund for the benefit of shareholders.

Fees and Expenses. The Board discussed the sub-advisory fee and the responsibilities of the Sub-Adviser compared to the Adviser. The Board noted that the sub-advisory fee was competitive compared to the fees the Sub-Adviser charged for its separately managed account clients. The Board agreed that the sub-advisory fee was not unreasonable.

Economies of Scale. The Board considered whether the Sub-Adviser had achieved economies of scale with respect to the management of the Fund that should benefit shareholders. The Board agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract.

Profitability. The Board reviewed the profitability analysis provided by the Sub-Adviser. They noted that the Sub-Adviser realized a modest profit as a percentage of revenue in connection with its relationship with the Fund. After a discussion, the Board concluded the Sub-Adviser’s profitability was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/22 – NLFT_v1

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Eric Kane Born in 1981	Vice President Since December 2022	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020- 2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014- 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013-2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President-Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2022, the Trust was comprised of 67 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

12/31/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund’s use to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Ultimus Fund Solutions, LLC
1200 Prospect Street, Suite 400	225 Pictoria Dr.
La Jolla, CA 92037	Cincinnati, OH 45246

Altegris/AACA Opportunistic Real Estate Fund
SUB-ADVISOR
American Assets Capital Advisers, LLC
11455 El Camino Realm Suite 140
San Diego, CA 92130

ABOUT ALTEGRIS

Altegris is a pioneer in providing access to alternative sources of income and growth.

With one of the leading research and investment teams focused solely on alternatives, Altegris follows a disciplined process for identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies.

For additional information, visit altegris.com

AltegrisAACA-AR22

877.524.9441 | WWW.ALTEGRIS.COM

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor, Mr. Hertl and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $25,140

2021 - $24,890

(b)	Audit-Related Fees

2022 - None

2021 - None

(c)	Tax Fees

2022 - $5,200

2021 - $5,080

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021       2022

                               Audit-Related Fees:           100%      100%

Tax Fees:                              100%       100%

All Other Fees:                   100%       100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $5,200

2021 - $5,080

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/6/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/6/23

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 3/6/23